UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 5, 2017 (June 5, 2017)

GASTAR EXPLORATION INC.

(Exact name of registrant as specified in its charter)

Commission File No. 001-35211

Incorporated under the laws of	I.R.S. Employer Identification
Delaware	No. 38-3531640

1331 Lamar Street, Suite 650

Houston, Texas 77010

Telephone: (713) 739-1800

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards pursuant to Section 13(a) of the Exchange Act.   ☐

Item 5.02.	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On June 5, 2017, Gastar Exploration Inc. (the “Company”) appointed Stephen P. Roberts as Senior Vice President and Chief Operating Officer of the Company.

Mr. Roberts, age 54, joins the Company from Jones Energy, Inc. (“Jones Energy”) where he served as a Senior Vice President over the Anadarko and Arkoma asset groups and as Senior Vice President of Drilling and Completions. During his 19-year tenure with Jones Energy, he was directly responsible for the drilling and completion of over 700 horizontal wells in seven different formations and led the efforts that established Jones Energy as the recognized lowest cost operator in the Texas Panhandle. Prior to joining Jones Energy, he held various positions of increasing responsibility with Marathon Oil Corporation and Samson Resources Corporation. Mr. Roberts holds a B.S. degree in Petroleum Engineering and a M.B.A. in Finance from Texas Tech University.

In connection with the appointment of Mr. Roberts, the Company granted him 1,500,000 restricted stock units in the Company (the “Restricted Units”). The Restricted Units were granted in place of restricted common stock in the Company. At an undetermined date in the future and subject to shareholder approval of an increase in the share limit under the Gastar Exploration Inc. Long-Term Incentive Plan, the Restricted Units will be converted to shares of restricted common stock in the Company that will vest in three equal annual installments beginning on June 5, 2018. The Company intends to enter into an employment agreement with Mr. Roberts in the near future in connection with his appointment. The terms of such agreement will be disclosed by an amendment to this Current Report.

Item 7.01.	Regulation FD Disclosure.

On June 5, 2017, the Company issued a press release announcing that Stephen P. Roberts has joined the Company as Senior Vice President and Chief Operating Officer. A copy of the Company’s press release, dated June 5, 2017, is furnished herewith as Exhibit 99.1 and is incorporated herein by reference.

In accordance with General Instruction B.2 of Form 8-K, the information presented herein under Item 7.01 and set forth in the attached press release included as Exhibit 99.1 to this report is deemed to be “furnished” solely pursuant to Item 7.01 of this report and shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that section, nor shall such information or the exhibit be deemed incorporated by reference into any filing under the Securities Act of 1933, as amended, or the Exchange Act.

Item 9.01.	Financial Statements and Exhibits.

(d)	Exhibits

The following is a list of exhibits furnished as part of this Form 8-K:

Exhibit No.	Description of Document
99.1	Press release dated June 5, 2017, announcing Stephen P. Roberts as Senior Vice President and Chief Operating Officer.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: June 5, 2017

GASTAR EXPLORATION INC.

By:	/s/ Michael A. Gerlich
Michael A. Gerlich
Senior Vice President, Chief Financial Officer and Corporate Secretary

EXHIBIT INDEX

Exhibit No.	Description of Document
99.1	Press release dated June 5, 2017, announcing Stephen P. Roberts as Senior Vice President and Chief Operating Officer.